Effective immediately, the following is added to the fund's prospectus:

At a meeting held on April 12, 2011, the fund's Board of Trustees voted to terminate the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") with Sun Capital Advisers LLC ("Sun Capital") effective on or about April 30, 2011. In connection with the termination of the Sub-Advisory Agreement, Mr. Richard R. Gable, who is currently an employee of Sun Capital and a portfolio manager of the fund, will become an employee of Massachusetts Financial Services Company ("MFS") effective on or about May 1, 2011. Mr. Gable will continue to manage the fund as an employee of MFS.